UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

October 19, 2022

Gaucho Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40075	52-2158952
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

112 NE 41st Street, Suite 106

Miami, FL 33137

Address of principal executive offices

212-739-7700

Telephone number, including Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VINO	The Nasdaq Stock Market LLC

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 3.02 of this Current Report on Form 8-K with respect to the offering of convertible promissory notes is incorporated by reference into Item 2.03 of this Current Report on Form 8-K.

Item 3.02 Issuance of Unregistered Securities

As previously disclosed on our Current Report on Form 8-K as filed with the Securities and Exchange Commission on October 4, 2022, the Board of Directors of Gaucho Group Holdings, Inc. (the “Company”) approved an offering of a series of 7% convertible promissory notes to accredited investors (the “Notes”) on October 4, 2022.

On October 19, 2022, the Board of Directors of the Company approved an increase to the maximum offering amount (inclusive of principal and interest) of up to $1.5 million, with an additional $3,571,429 raised assuming a conversion price of the Notes at $0.21 and exercise of all the warrants. All other terms of the Notes remain the same.

As of October 19, 2022, the Company had issued convertible promissory notes with an aggregate principal amount of $814,000.

For this sale of securities, there will be no general solicitation and no commissions will be paid, all purchasers must be accredited investors, and the Company is relying on the exemption from registration available under Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated under the Securities Act with respect to transactions by an issuer not involving any public offering. A Form D was filed with the SEC on October 19, 2022.

Item 8.01 Other Events.

The Company will be holding a special meeting of the stockholders on December 19, 2022 at 12:00 p.m. Eastern Time for purposes of complying with the Nasdaq Exchange Cap rule, via webcast at https://www.cstproxy.com/gauchogroupholdings/sm2022 (the “Special Meeting”). On or about November 8, 2022, a Notice of Special Meeting will be sent by the Company to all stockholders of record as of October 31, 2022, and the Company’s proxy statement and other meeting materials will be made available to all stockholders beginning November 8, 2022.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of Amended and Restated Promissory Note
4.2	Form of Amended and Restated Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 20th day of October 2022.

Gaucho Group Holdings, Inc.

By:	/s/ Scott L. Mathis
Scott L. Mathis, President & CEO